2

                                   Exhibit 21
                           SUBSIDIARIES OF REGISTRANT
                           --------------------------
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

                                             Jurisdictions of  Percentage of Control
Subsidiary Name . . . . . . . . . . . . . .  Incorporation
-------------------------------------------  ----------------  ---------------------
Berec  Components Limited . . . . . . . . .  UK                                  100%
Berec Overseas Investments Limited. . . . .  UK                                  100%
EBC Batteries, Inc. . . . . . . . . . . . .  Delaware                            100%
EBC (India) Company Limited . . . . . . . .  India                               100%
EBC Uruguay, S. A.. . . . . . . . . . . . .  Uruguay                             100%
Energizer (China) Co., Ltd. . . . . . . . .  China                               100%
Energizer Hellas A.E. . . . . . . . . . . .  Greece                              100%
Energizer Holdings, Inc.. . . . . . . . . .  Missouri                            100%
Energizer Hungary Trading Ltd.. . . . . . .  Hungary                             100%
Energizer Iberia, S.A.. . . . . . . . . . .  Spain                               100%
Energizer India Limited . . . . . . . . . .  India                                51%
Energizer International, Inc. . . . . . . .  Delaware                            100%
Energizer Italia, S.p.A.. . . . . . . . . .  Italy                               100%
Energizer Japan, Inc. . . . . . . . . . . .  Delaware                            100%
Energizer Korea, Ltd. . . . . . . . . . . .  Korea                               100%
Energizer LLC . . . . . . . . . . . . . . .  Russia                              100%
Energizer Malaysia SDN.BHD. . . . . . . . .  Malaysia                             80%
Energizer Middle East and Africa Limited. .  Delaware                            100%
Energizer Nordic A/S. . . . . . . . . . . .  Denmark                             100%
Energizer Philippines, Inc. . . . . . . . .  Philippines                         100%
Energizer Pil Ticaret Ltd.Sti . . . . . . .  Turkey                              100%
Energizer Polska Spolka zo.o. . . . . . . .  Poland                              100%
Energizer Puerto Rico, Inc. . . . . . . . .  Puerto Rico                         100%
Energizer Slovakia, Spol.Sr.O.. . . . . . .  Slovak Republic                     100%
Energizer (South Africa) Ltd. . . . . . . .  Delaware                            100%
Energizer (Thailand) Limited. . . . . . . .  Thailand                            100%
Energizer UK Company. . . . . . . . . . . .  UK                                  100%
Ever Ready (Ireland) Limited. . . . . . . .  Ireland                             100%
Ever Ready Limited. . . . . . . . . . . . .  UK                                  100%
Eveready Australia Pty. Limited . . . . . .  Australia                           100%
Eveready Batteries Hong Kong Limited. . . .  Hong Kong                           100%
Eveready Batteries Kenya Ltd. . . . . . . .  Kenya                                14%
Eveready Battery Company Asia Pacific, Inc.  Delaware                            100%
Eveready Battery Company, Inc.. . . . . . .  Delaware                            100%
Eveready Battery Company Lanka Limited. . .  Sri Lanka                            60%
Eveready Battery International, Inc.. . . .  Delaware                            100%
Eveready de Chile S.A.. . . . . . . . . . .  Chile                               100%
Eveready de Colombia, S.A.. . . . . . . . .  Colombia                            100%
Eveready de Mexico S.A. de C.V. . . . . . .  Mexico                              100%
Eveready de Venezuela, C.A. . . . . . . . .  Venezuela                           100%
Eveready Ecuador C.A. . . . . . . . . . . .  Ecuador                             100%
Eveready Egypt S.A.E. . . . . . . . . . . .  Egypt                                51%
Eveready Energizer Miniatures Limited . . .  India                                49%
Eveready Ghana Limited. . . . . . . . . . .  Ghana                              66.6%
Eveready Hong Kong Company. . . . . . . . .  Hong Kong                           100%
Eveready New Zealand Limited. . . . . . . .  New Zealand                         100%
Eveready Singapore Pte. Ltd.. . . . . . . .  Singapore                           100%
PT Eveready Battery Indonesia . . . . . . .  Indonesia                            80%
PT Eveready Trading Indonesia . . . . . . .  Indonesia                           100%
Ralston Battery Systems Ges.m.b.H.. . . . .  Austria                             100%
Ralston Energy Systems Benelux, S.A.. . . .  Belgium                             100%
Ralston Energy Systems Deutschland G.m.b.H.  Germany                             100%
Ralston Energy Systems France S.A.. . . . .  France                              100%
Ralston Energy Systems Iberica, S.A.. . . .  Spain                               100%
Ralston Energy Systems S.A. . . . . . . . .  Switzerland                         100%
Ralston Energy Systems spol.s.r.o.. . . . .  Czech Republic                      100%
Ralston Energy Systems U.K. Limited . . . .  UK                                  100%
Ralston Purina Argentina S.A. . . . . . . .  Argentina                           100%
Ralston Purina do Brasil Ltda.. . . . . . .  Brazil                              100%
Ralston Purina Italia, SpA. . . . . . . . .  Italy                               100%
Ralston Trust, Limited. . . . . . . . . . .  UK                                  100%
Rechargeabe Products (UK) Ltd.. . . . . . .  UK                                  100%
Sonca Products Limited. . . . . . . . . . .  Hong Kong                           100%
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